                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

         Filed by the Registrant  [X]
         Filed by a Party other than the Registrant       [ ]
         Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ENCORE WIRE CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         2)   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         4)   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         5)   Total fee paid:

              ------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              ------------------------------------------------------------------
         2)   Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
         3)   Filing Party:

              ------------------------------------------------------------------
         4)   Date Filed:

              ------------------------------------------------------------------

                             ENCORE WIRE CORPORATION
                               1410 MILLWOOD ROAD
                              MCKINNEY, TEXAS 75069


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD ON MAY 7, 2002


         NOTICE is hereby given that the annual meeting of stockholders of Encore Wire Corporation (the "Company") will be held on Tuesday, May 7, 2002, at 9:00 a.m., local time, at the Company's offices, 1411-A Millwood Road, McKinney, Texas, 75069, for the following purposes:

                  (1) To elect a Board of Directors for the ensuing year;

                  (2) To consider and vote upon a proposal to amend the Company's 1999 Stock Option Plan (the "Plan") to (i) increase from 300,000 to 600,000 the aggregate number of shares of Common Stock of the Company reserved for issuance under the Plan and (ii) make certain technical changes in the Plan to conform to the requirements of the Internal Revenue Code as currently in effect;

                  (3) To ratify the appointment of Ernst & Young LLP as auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2002; and

                  (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on March 8, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company's 2001 Annual Report, containing a record of the Company's activities and consolidated financial statements for the year ended December 31, 2001, is also enclosed.

Dated:  April 4, 2002.

                                            By Order of the Board of Directors



                                                     FRANK J. BILBAN
                                                     Secretary

                             -----------------------



                             YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

                             ENCORE WIRE CORPORATION
                               1410 MILLWOOD ROAD
                              MCKINNEY, TEXAS 75069

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            To be Held on May 7, 2002

                                     GENERAL

         The accompanying proxy is solicited by the Board of Directors of Encore Wire Corporation (the "Company" or "Encore") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is April 4, 2002.

         The cost of soliciting proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc., a proxy solicitation firm located in Carlstadt, New Jersey, to solicit proxies from brokers, banks, nominees, institutional holders and individual holders for use at the meeting at a fee not to exceed a total of $1,500, plus certain expenses. In addition, the Company may use certain of its officers and employees (who will receive no special compensation therefor) to solicit proxies in person or by telephone, facsimile, telegraph or similar means.

PROXIES

         Shares represented by a proxy in the accompanying form, duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is given, such shares will be voted for the election of the nominees for directors named in the accompanying form of proxy and in favor of the other proposals set forth in the notice. Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by filing with the Company a proxy bearing a subsequent date or by voting in person at the meeting.

VOTING PROCEDURES AND TABULATION

         The Company will appoint one or more inspectors of election to conduct the voting at the meeting. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the proposal to amend the Company's 1999 Stock Option Plan and the approval of the appointment of auditors. A majority of the Common Stock outstanding and entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum. Directors are elected by a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereat. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on voting on the election of directors, provided a quorum is present. The proposals to amend the Company's 1999 Stock Option Plan and approve the appointment of auditors will be approved by a vote of a majority of the holders of shares of Common Stock having voting power present in person or represented by proxy. An abstention with respect to the proposals to amend the Company's 1999 Stock Option Plan and approve the appointment of auditors will therefore effectively count as a vote against such proposals. A broker non-vote or other limited proxy as to the proposals to amend the Company's 1999 Stock Option Plan and to approve the auditors will be counted towards a meeting quorum, but such broker non-vote cannot be voted on such proposals and therefore will not be considered a part of the voting power with respect to such proposals. This has the effect of reducing the number of shares required to be voted in favor of the proposals in order to approve such proposals.

                                VOTING SECURITIES

         The only voting security of the Company outstanding is its Common Stock, par value $.01 per share. Only the holders of record of Common Stock at the close of business on March 8, 2002, the record date for the meeting, are entitled to notice of, and to vote at, the meeting. On the record date, there were 15,261,285 shares of Common Stock outstanding and entitled to be voted at the meeting. A majority of such shares, present in person or by proxy, is necessary to constitute a quorum. Each share of Common Stock is entitled to one vote.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide for eight directors. At the meeting, eight directors will be elected.

         Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board of Directors, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

         The nominees of the Board for directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. The table below sets forth certain information with respect to the nominees. With the exception of Scott D. Weaver, all of the nominees are presently directors of the Company. With the exception of John H. Wilson, all of the nominees have served continuously as directors since the date of their first election to the Board. Mr. Wilson served as a director of Encore from April 1989 until May 1993 and was re-elected to the Board in May 1994.

VINCENT A. REGO, age 78,            Mr. Rego has been Chairman of the Board
director since 1989.                since Encore's inception in 1989 and has
                                    served as its Chief Executive Officer since
                                    1996. Mr. Rego previously served as
                                    President, Chief Executive Officer and
                                    Chairman of the Board of Directors of
                                    Capital Wire and Cable Corporation, a
                                    manufacturer of electrical wire and cable products.

DONALD E. COURTNEY, age 71,         Mr. Courtney has been President and Chairman
director since 1989.                of the Board of Directors of Investech,
                                    Ltd., which is a private importing firm, since 1994. Mr. Courtney is also currently a director of Tempo Lighting, a subsidiary of S.O.I. Industries, Inc.

DANIEL L. JONES, age 38,            Mr. Jones has served as President of Encore
director since May 1994.            since May 1998 and as Chief Operating
                                    Officer since October 1997. Mr. Jones
                                    previously served the Company as Vice
                                    President - Sales and Marketing from May
                                    1992 to May 1997 and as Executive Vice
                                    President from May 1997 to May 1998.


JOHN P. PRINGLE, age 72,            Mr. Pringle has been President of Tekserco
director since 1990.                Inc., which owns and operates pay
                                    telephones, since 1990. Prior thereto, Mr.
                                    Pringle was employed in various capacities by Capital Wire and Cable Corporation, most recently as Vice President -- Engineering.

WILLIAM R. THOMAS, age 73,          Mr. Thomas has been President since 1980 and
director since 1989.                Chairman of the Board since 1982 of Capital
                                    Southwest Corporation, a publicly owned
                                    venture capital investment firm. Mr. Thomas is currently a director of (i) Alamo Group, Inc., which provides mowing equipment for agricultural, commercial and governmental users, (ii) Palm Harbor Homes, Inc., a manufactured housing company, and (iii)
                                    Mail-Well, Inc, a provider of printing,
                                    envelopes and labels. Mr. Thomas was
                                    formerly a director of Capital Wire and
                                    Cable Corporation.

JOHN H. WILSON, age 59,             Mr. Wilson has been President of U.S. Equity
director from 1989                  Corporation, a venture capital firm, since
until May 1993 and since            1983 and served as President of Whitehall
May 1994.                           Corporation from May 1995 to July 1998. Mr.
                                    Wilson is currently a director of (i)
                                    Capital Southwest Corporation and (ii) Palm
                                    Harbor Homes, Inc., a manufactured housing company. Mr. Wilson formerly served as a director of Capital Wire and Cable
                                    Corporation.

JOSEPH M. BRITO, age 79,            Mr. Brito has been President of C.B. Utility
director since October 1997.        Co., C. Brito Construction Co. and Brito
                                    Enterprises, Inc., public utility
                                    contracting firms for more than ten years.
                                    Mr. Brito is also a general partner of
                                    Tupelo Realty and Brito Associates, real estate development companies, and an officer of 1776 Liquors, Ltd. of Bristol, a liquor retailer. Mr. Brito has also served on the regional advisory board of Fleet National
                                    Bank, as regional Vice President of the
                                    National Utility Contractors Association and as Administrative Vice President of the Rhode Island Contractors Association.

SCOTT D. WEAVER, age 43,            Mr. Weaver has been the Vice President and
nominee for director                Chief Financial Officer of Western Refining
                                    Company, an independent oil and gas refining and marketing company located in El Paso, Texas, since June 2000. From 1993 until June
                                    2000, Mr. Weaver was the Vice President-
                                    Finance, Treasurer and Secretary of the
                                    Company. Prior to 1993, Mr. Weaver was
                                    responsible for the financial oversight of assisted acquisitions of certain failed savings and loan institutions as an employee of Federal Depository Insurance Corporation;
                                    served as the Vice President-Finance of 2M
                                    Companies, a Dallas investment company; and served with the public accounting firm of Ernst & Young LLP.

         There are no family relationships between any of the nominees or between any of the nominees and any executive officer of the Company. Mr. Thomas and Mr. Wilson were originally elected to the Board of Directors of the Company pursuant to the terms of an investment purchase agreement entered into in connection with the formation of the Company in 1989. The director election provisions of the agreement were terminated in connection with the Company's initial public offering in 1992.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH ABOVE


             ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

         As permitted by the Bylaws of the Company, the Board has designated from its members a compensation committee ("Compensation Committee") and an audit committee ("Audit Committee"). The Company does not have a standing nominating committee of the Board or any other committee that performs a similar function.

         During 2001, the Board of Directors held five meetings. With the exception of Joseph M. Brito, each director attended at least 75% of the aggregate of such meetings held during the period in which such director served and the meetings held by all committees on which such director served. Mr. Brito was not in attendance at two of the five Board meetings, but did attend at least 75% of the audit committee meetings.

         The current committees of the Board, the composition and functions thereof and the number of meetings held in 2001 are set forth below.

                  Compensation Committee. In 2001, the members of the Compensation Committee were Donald E. Courtney, William R. Thomas and John H. Wilson. The Compensation Committee met four times during 2001. The role of the Compensation Committee is to review the performance of officers, including those officers who are also members of the Board, and to set their compensation. The Compensation Committee also supervises and administers the Company's employee stock option plans and all other compensation and benefit policies, practices and plans of the Company.

                  Audit Committee. In 2001, the members of the Audit Committee were Donald E. Courtney, John H. Wilson and Joseph M. Brito. The Audit Committee met five times during 2001. The role of the Audit Committee is to review, with the Company's auditors, the scope of the audit procedures to be applied in the conduct of the annual audit as well as the results of the annual audit. The Board has amended and restated the Charter for the Audit Committee, a copy of which is attached hereto as Annex A.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

         All three members of the Audit Committee are currently independent as defined by Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. listing standards.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Encore Wire Corporation:

         The Audit Committee of the Board of Directors (the "Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process including the Company's system of internal controls, and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes.

         It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company and may not represent themselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. As a result, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Company's Annual Report referred to below, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on

Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and letter received from the independent auditors as required by the Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors' independence.

         The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2001.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company's independent auditors.

                                                    AUDIT COMMITTEE

                                                    Donald E. Courtney, Chairman
                                                    John H. Wilson
                                                    Joseph M. Brito


         The above report of the Audit Committee and the information disclosed above under the heading "Independence of Audit Committee Members" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act of 1933 (the "Securities Act").

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

         The following table sets forth, as of March 8, 2002, the beneficial ownership of Common Stock of the Company (the only equity securities of the Company presently outstanding) by (i) each director and nominee for director of the Company, (ii) the named executive officers listed in the Summary Compensation Table elsewhere in this proxy statement, (iii) all directors and executive officers of the Company as a group and (iv) each person who was known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.

                                                                             COMMON STOCK
                                                                        BENEFICIALLY OWNED(1)
                                                                 ---------------------------------
                                                                     NUMBER            PERCENT OF
NAME                                                               OF SHARES             CLASS
----                                                             ------------         ------------
Directors and Nominees for Director
Vincent A. Rego ............................................        1,489,960(2)              9.76%
Donald E. Courtney .........................................          159,505                 1.05%
Daniel L. Jones ............................................          150,777(3)               .98%
John P. Pringle ............................................           64,163                  .42%
William R. Thomas ..........................................               --(4)                --
John H. Wilson .............................................               --(4)                --
Joseph M. Brito ............................................           22,050(5)               .14%
Scott D. Weaver ............................................           25,000                  .16%

Named Executive Officers (excluding directors and
nominees named above)
Frank J. Bilban ............................................           16,647(6)               .11%
David K. Smith .............................................           82,444(7)               .54%

All directors and executive
officers as a group (9 persons) ............................        1,985,546(8)             12.79%

Beneficial Owners of More than 5% (excluding persons
named above)
Capital Southwest Corporation ..............................        2,724,500(9)             17.85%
Dimensional Fund Advisors Inc. .............................          808,900(10)              5.3%


----------

(1) Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such stockholder.

(2) Includes 1,236,985 shares of Common Stock held by Dorvin Partners, L.P., a family limited partnership. The general partner of Dorvin Partners, L.P. is a trust, and its limited partners are eight separate family trusts for the benefit of Mr. Rego's two sons. Mr. Rego serves as trustee for the general partner trust and is a co-trustee of four of the limited partnership trusts. Mr. Rego has sole power to vote or to direct the vote and the sole power to dispose of or to direct the disposition of all 1,236,985 shares of Common Stock held by Dorvin Partners.

(3) Includes 75,438 shares of Common Stock subject to stock options that are exercisable within 60 days, 6,750 shares of Common Stock owned by Mr. Jones' spouse and 225 shares owned for the benefit of Mr. Jones' minor son. Mr. Jones disclaims beneficial ownership of the shares owned by his spouse.

(4) William R. Thomas and John H. Wilson, directors of the Company, are both directors of, and Mr. Thomas is President and Chairman of the Board of, Capital Southwest Corporation. As indicated in the table, Capital Southwest Corporation is a principal stockholder of the Company. Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power with respect to the 2,724,500 shares of Common Stock beneficially owned by Capital Southwest Corporation. Mr. Thomas and Mr. Wilson each disclaim beneficial ownership of such shares.

(5) Includes 10,000 shares of Common Stock held by the Brito Family Limited Partnership.

(6) Includes 9,000 shares of Common Stock subject to stock options that are exercisable within 60 days.

(7) Includes 24,188 shares of Common Stock subject to stock options that are exercisable within 60 days.

(8) Includes an aggregate of 108,626 shares of Common Stock that directors and executive officers have the right to acquire within 60 days pursuant to the exercise of stock options, but does not include 2,724,500 shares beneficially owned by Capital Southwest Corporation as to which Mr. Thomas and Mr. Wilson may be deemed to share voting and investment power as directors and, in the case of Mr. Thomas, as an officer, of Capital Southwest Corporation.

(9) As reported in a Schedule 13D filed October 9, 1998 with the SEC by Capital Southwest Corporation showing its beneficial ownership of Company stock, including 1,849,500 shares held by Capital Southwest Venture Corporation, a wholly-owned subsidiary of Capital Southwest Corporation.

(10) As reported in a Schedule 13G filed February 12, 2002 with the SEC by Dimensional Fund Advisors Inc. showing its beneficial ownership of Common Stock and reporting that it beneficially owns all of the shares with sole voting and dispositive power.

         The respective addresses of the holders of more than five percent of the Common Stock of the Company are as follows: Capital Southwest Corporation, 12900 Preston Road, Dallas, Texas 75230; Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401; and Vincent A. Rego, 1410 Millwood Road, McKinney, Texas 75069.

                             EXECUTIVE COMPENSATION

         The Compensation Committee Report appearing below and the information presented herein under the caption "Executive Compensation -- Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

To the Stockholders of Encore Wire Corporation:

         The Compensation Committee of the Board of Directors (the "Compensation Committee") administers the compensation program for executive officers and certain key employees of the Company and makes all related decisions. The Compensation Committee also administers the Company's employee stock option plans, based on the recommendation of the Chief Executive Officer, and grants stock options to employees of the Company under such plans.

         The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute to the long-term success of the Company. The individual judgments made by the Compensation Committee are subjective and are based largely on the Compensation Committee's perception of each executive's contribution to both past performance and the long-term growth potential of the Company. The principal elements of compensation for executive officers are base salary, discretionary bonus payments and stock options.

         In setting the base salaries for the executive officers and certain key employees, including the Chief Executive Officer, the Compensation Committee considers individual contributions to the Company's performance, length of tenure with the Company, internal equities among positions and compensation levels for comparable positions in companies of similar types and sizes. In addition to base salaries, certain executive officers and key employees received bonus payments for the year 2001 as determined by the Compensation Committee on a discretionary basis, taking into consideration individual performance and the Company's performance in relation to comparable companies, including its competitors.

         From time to time, the Compensation Committee granted stock options under the Company's 1999 Stock Option Plan to executive officers and key employees to align their long-term interests with those of the Company's stockholders. On October 24, 2001, the Company's Board of Directors adopted an amendment to the 1999 Stock Option Plan to increase from 300,000 to 600,000 the aggregate number of shares of Common Stock reserved for issuance thereunder. At the time of the adoption of the amendment, only 58,000 shares of Common Stock remained available for future awards under the 1999 Stock Option Plan. On October 24, 2001, following the Board's adoption of the amendment increasing the number of shares available under the 1999 Stock Option Plan, the Compensation Committee granted stock options covering 290,000 shares of Common Stock to certain employees of the Company subject to stockholder approval of the amendment at the 2002 annual meeting.

         At December 31, 2001 unexercised options covering 208,190 shares under the 1989 Stock Option Plan and 532,000 shares under the amended 1999 Stock Option Plan were outstanding and 68,000 shares remained available for future stock option grants under the amended 1999 Stock Option Plan.

         Stock options are granted at exercise prices not less than the fair market value on the date of the grant and thus will have no value unless the value of the Company's Common Stock appreciates. The Compensation Committee believes that stock options provide a significant incentive for the option holders to enhance the value of the Company's Common Stock by continually improving the Company's performance.

                                                     COMPENSATION COMMITTEE

                                                     William R. Thomas, Chairman
                                                     Donald E. Courtney
                                                     John H. Wilson

SUMMARY COMPENSATION

         The following table sets forth summary information regarding the compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four most highly paid executive officers in 2001 for the years indicated.

                           SUMMARY COMPENSATION TABLE


                                                                                                     LONG TERM
                                                                                                   COMPENSATION
                                                                                               ----------------------
                                                  ANNUAL COMPENSATION                                  AWARDS
                                 ------------------------------------------------------        ----------------------
                                                                              OTHER
          NAME AND                                                            ANNUAL           SECURITIES UNDERLYING
     PRINCIPAL POSITION          YEAR       SALARY        BONUS            COMPENSATION              OPTIONS(#)
     ------------------          ----     ----------    ----------         ------------        ----------------------
Vincent A. Rego                  2001     $  250,000    $  300,000          $     9,186                       --
     Chairman and Chief          2000        250,000       250,000                7,891                       --
     Executive Officer           1999        250,000            --               13,939                       --

Daniel L. Jones                  2001     $  200,000    $  175,000          $    22,883                   75,000
     President and Chief         2000        200,000       125,000               22,115                       --
     Operating Officer           1999        200,000            --               23,710                  100,000

David K. Smith                   2001     $  146,000    $   60,000          $     7,456                   50,000
     Vice President -            2000        118,000        50,000                6,815                       --
     Operations                  1999        118,000            --                4,506                       --

Frank J. Bilban                  2001     $  145,000    $   60,000          $     8,316                   75,000
   Vice President -              2000         65,000(1)     45,000(2)             1,411                   20,000
     Finance, Treasurer          1999            --             --                   --                       --
     and Secretary


(1)        Mr. Bilban joined the Company in June of 2000.

(2)        The 2000 bonus for Mr. Bilban includes a $20,000 signing bonus.


DEFINED BENEFIT PLANS AND OTHER ARRANGEMENTS

         The Company has no defined benefit plans and has not entered into any agreements or arrangements with respect to any of its executive officers.

OPTION GRANTS

         The following table sets forth summary information with respect to options to purchase Common Stock granted during the year ended December 31, 2001 to each of the named executive officers.

                                     Option Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable Value at
                                                                                           Assumed Annual Rates of
                                                                                          Stock Price Appreciation
                                   Individual Grants                                         for Option Term (1)
-------------------------------------------------------------------------------------  ------------------------------
                         Number of         % of Total
                         Securities         Options
                         Underlying        Granted to       Exercise
                          Options          Employees        or Base
                          Granted          In Fiscal         Price       Expiration
                          (#)(2)              Year           ($/Sh)         Date           5%($)(3)       10%($)(4)
                      ---------------   ---------------   ------------  -------------  ---------------- -------------

Vincent A. Rego                --              --                --             --             --               --

Daniel L. Jones            75,000            24.5%           $11.55       10/24/11       $545,000(3)    $1,381,000(4)

David K. Smith             50,000            16.3%           $11.55       10/24/11       $363,000(3)    $  920,000(4)

Frank J. Bilban            25,000             8.2%           $6.625        1/05/11       $104,000(5)    $  264,000(6)
                           50,000            16.3%           $11.55       10/24/11       $363,000(3)    $  920,000(4)

----------

(1) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

(2) Shares become eligible for purchase at a rate of 20% per year starting on the first anniversary of the grant.

(3)      Represents an assumed market price per share of Common Stock of $18.81.

(4)      Represents an assumed market price per share of Common Stock of $29.96.

(5)      Represents an assumed market price per share of Common Stock of $10.79.

(6)      Represents an assumed market price per share of Common Stock of $17.18.


OPTION EXERCISES AND YEAR-END VALUES

       The following table summarizes the number and value of options exercised during 2001, as well as the number and value of unexercised options, as of December 31, 2001, held by each of the named executive officers.

     AGGREGATED OPTION EXERCISES IN 2001 AND DECEMBER 31, 2001 OPTION VALUE

                                                                                                     Value of
                                                                               Number of           Unexercised
                                                                              Unexercised          In-the-Money
                                                                               Options at           Options at
                                                                               FY-End (#)          FY-End($)(1)
                             Shares Acquired                                  Exercisable/         Exercisable/
        Name                  On Exercise(#)       Value Realized($)         Unexercisable        Unexercisable
---------------------     ---------------------  ---------------------   ---------------------  ------------------

Vincent A. Rego                          --                     --                   0 shares/       $          0/
                                                                                     0 shares                   0

Daniel L. Jones                      15,413        $       178,414              71,838 shares/      $     380,823/
                                                                               138,600 shares             390,822

David K. Smith                       41,063        $       312,617              22,838 shares/      $     122,893/
                                                                                51,350 shares              32,590

Frank J. Bilban                          --                     --               4,000 shares/      $      25,900/
                                                                                91,000 shares             267,975

----------

(1) The closing sales price per share on December 31, 2001 was $12.10 as reported by the National Association of Securities Dealers Automated Quotation System.

COMPENSATION OF DIRECTORS

         Directors do not receive fees for attending meetings of the Board of Directors or any committee thereof. The Company does, however, reimburse directors for reasonable travel, lodging and related expenses incurred in attending Board and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Compensation Committee are William R. Thomas, Donald E. Courtney and John H. Wilson. None of the members was an officer or employee of the Company in the past fiscal year. None of the members has ever served as an officer of the Company. Mr. Courtney's son-in-law is a 50% owner of Lone Star Reel Corporation ("Lone Star Reel"), and Lone Star Reel sells reels to the Company. See "Certain Relationships and Related Transactions" below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company uses Best/H & A Trucking, Inc. ("H & A Trucking") for a minor percentage of its freight services. H & A is one of many freight carriers doing business with the Company. H & A Trucking is wholly-owned by the father of Daniel L. Jones, a nominee for director and the Company's President. The Board of Directors has approved the continued use of the transportation services of H & A Trucking and has determined that these services are at rates no less favorable than are available from non-affiliated parties. During the year ended December 31, 2001, Encore paid H & A Trucking approximately $283,000 for these services on the basis of rates the Company believes compare favorably with rates charged by other common carriers.

         The Company purchases reels on which wire is wound, from Lone Star Reel as well as other reel suppliers. Reels of various types are used by the Company to wind both in-process and finished wire. Lone Star Reel is 50% owned by the son-in-law of Donald E. Courtney, a nominee for director. The Board of Directors has approved the continued use of Lone Star Reel as a supplier subject to continued determinations that all such purchases are at prices no less favorable than are available from non-affiliated parties. During the year ended December 31, 2001,

Encore paid Lone Star Reel approximately $3.1 million for these reels on the basis of rates the Company believes compare favorably with rates charged by other reel suppliers.

PERFORMANCE GRAPH

         The following graph sets forth the cumulative total stockholder return, which assumes reinvestment of dividends, of a $100 investment in the Company's Common Stock, the Peer Group 1 and CRSP Total Return Index for The Nasdaq Stock Market (U.S. companies).

         The Company believes that the Peer Group accurately reflects the Company's peers in the building wire and cable industry. Although the companies included in the Peer Group were selected because of similar industry characteristics, they are not entirely representative of the Company's business.



                 COMPARISON OF QUARTERLY CUMULATIVE TOTAL RETURN
            AMONG THE COMPANY, PEER GROUP AND CRSP TOTAL RETURN INDEX
                       FOR THE NASDAQ STOCK MARKET (U.S.)

                                     [GRAPH]


CRSP Total Returns Index for:            12/31/96  12/31/97  12/31/98  12/31/99  12/29/00  12/31/01
-----------------------------            --------  --------  --------  --------  --------  --------
Encore Wire Corporation                   100.00    266.8     120.7      99.5      75.8     157.8
Nasdaq Stock Market (US Companies)        100.00    122.5     172.7     320.8     193.0     153.1
Self-Determined Peer Group(1)             100.00    123.9     107.9      74.9      66.7      70.9

---------

(1) Consists of the following companies, with each company being added to the index on its first date of public trading, as indicated: Cable Design Technologies Corporation (11/24/93), General Cable Corporation (5/16/97), Belden Inc. (9/30/93) and Superior Telecom, Inc. (10/11/96).

                                  PROPOSAL TWO

                      AMENDMENTS TO 1999 STOCK OPTION PLAN

GENERAL

           The Encore Wire Corporation 1999 Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company on June 28, 1999 and approved by the stockholders on May 8, 2000. On October 24, 2001, the Board of Directors adopted resolutions, subject to stockholder approval, to approve the continuance of the Plan and amendments to the Plan to (i) increase from 300,000 to 600,000 the aggregate number of shares of Common Stock of the Company reserved for issuance under the Plan and (ii) make certain technical changes in the Plan to conform to the requirements of the Internal Revenue Code as currently in effect (the "Code"). A copy of the Plan, as amended by the Board of Directors, is attached hereto as Annex B.

           The Company's stockholders are being asked to approve the amendment to increase the maximum number of shares of Common Stock authorized for issuance under the Plan. The amendment regarding the conforming changes to the Plan required by the Code does not require stockholder approval.

REASONS AND PRINCIPAL EFFECTS OF THE PROPOSAL

           As of October 23, 2001, there were outstanding stock options under the Plan covering 242,000 shares of Common Stock held by 48 people and only 58,000 shares of Common Stock remained available for future awards under the Plan.

           The Board of Directors adopted the share increase amendment to ensure that the Company has adequate shares of Common Stock available under the Plan to provide eligible employees with an opportunity to acquire a proprietary interest in the Company. The Company believes that the Plan is an essential element of a competitive compensation package and is an important factor in the Company's ability to attract and retain key employees. If the share purchase amendment is adopted, the Company will have shares available for stock options granted on October 24, 2001 and for future awards.

NEW PLAN BENEFITS

           On October 24, 2001, the Committee granted stock options covering 290,000 shares of Common Stock to certain employees of the Company, subject to stockholder approval of the proposal to amend the Plan. All of the options are incentive options which expire ten years from the date of grant and vest as follows: 20% of the shares covered by the options may be purchased each year starting on the first anniversary of the options. After the fifth anniversary of the option award, 100% of the shares covered by the options may be purchased. The options were granted with an exercise price of $11.55 per share, being the closing sales price of the Common Stock on October 24, 2001 as reported on the National Association of Securities Dealers Automated Quotation System. The following table sets forth certain information relating to the grant of stock options on October 24, 2001 covering 290,000 shares of Common Stock to the persons and groups listed.

                                NEW PLAN BENEFITS
                    FOR THE COMPANY'S 1999 STOCK OPTION PLAN

                                                                                       AWARDS GRANTED
                                  NAME AND TITLE OR GROUP                              (NO. OF SHARES)
                                  -----------------------                              ---------------

              Daniel J. Jones...............................................                 75,000
                      President and Chief Operating Officer and Director

              Frank J. Bilban...............................................                 50,000
                      Vice President - Finance, Secretary and Treasurer
                      (Principal Financial and Accounting Officer)

              David K. Smith................................................                 50,000
                      Vice President - Operations

              Current executive officers as a group.........................                175,000

              Current directors who are not executive officers,
                      as a group............................................                      0

              All current employees, including officers who are not
                      Executive officers, as a group........................                115,000

FUTURE PLAN AWARDS

         Because future awards of stock options covering the remaining 68,000 shares of Common Stock (and any unpurchased shares of Common Stock formerly covered by a stock option that has expired or terminated) under the Plan as amended will be based upon prospective factors, including the nature of services to be rendered by executive officers and other employees of the Company or its affiliates and their potential contributions to the success of the Company, actual future awards cannot be determined at this time.

SUMMARY OF THE PLAN

         A copy of the Plan as amended is attached to this Proxy Statement as Annex B. The following summary of the Plan is qualified in its entirety by reference thereto.

         Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected employees of the Company and its affiliates and giving such employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

         Administration. The Plan provides for administration by the Compensation Committee of the Board (the "Committee"), provided that each member of the Committee must be both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code. Among the powers granted to the Committee are the authority to interpret the Plan, establish rules and regulations for its operation, select eligible persons to receive options under the Plan and determine the form and amount and other terms and conditions of such options. Notwithstanding the authority delegated to the Committee to grant options to employees under the Plan, the Board also has full authority, subject to the express provisions of the Plan, to grant options to employees, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of options granted to employees under the Plan and the form of option agreements evidencing options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan; provided, however, that the Board may not grant an option to any officer (as defined in Rule 16b-3) of the Company or to any employee who is also a member of the Board or to any "covered employee" within the meaning of Section 162(m) of the Code, except upon, and strictly in accordance with, a recommendation of the Committee regarding the number of shares covered by, and the recipient, timing, exercise price and other terms of, such option.

         Eligibility for Participation. All regular salaried employees of the Company and its subsidiaries, including employees who are also directors of the Company, are eligible to be selected to participate in the Plan. The selection of employees is within the discretion of the Committee. In making this selection, the Committee and the Board may give consideration to the functions and responsibilities of the participant, his or her past, present and potential contributions to the growth and success of the Company and such other factors deemed relevant by the

Committee or the Board. No employee is entitled to receive an option unless selected by the Committee. As of December 31, 2001, the Company and its subsidiaries had a total of 71 regular salaried employees.

         Stock Options. The Committee or the Board may, in its discretion, designate any option granted as an incentive stock option intended to qualify under Section 422 of the Code. All options shall be subject to the terms, conditions, restrictions and limitations of the Plan, except that the Committee or the Board may, in its sole judgment, subject any option to such other terms, conditions, restrictions and limitations as it deems appropriate, provided they are not inconsistent with the terms of the Plan.

         The Committee or the Board will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Common Stock on the date of the option's grant. The term of each option shall be as specified by the Committee or the Board, provided that, unless a shorter term is otherwise designated by the Committee or the Board, no option shall be exercisable later than ten years from the date of the option's grant. Notwithstanding the foregoing, the exercise price per share of Common Stock and the exercise period under any incentive stock option granted to an optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate shall be at least 110% of the fair market value per share of Common Stock at the date of grant and no longer than five years from the date of grant, respectively.

         Available Shares. The maximum number of shares of Common Stock that shall be available for grant of options under the amended Plan shall not exceed 600,000, subject to adjustment in accordance with the provisions of the Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated option shall be available for purposes of the Plan. The maximum number of shares of Common Stock for which options may be granted under the Plan to any one employee during a calendar year is 100,000.

         In the event the Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Plan and the maximum number of shares as to which an option or options may be granted to any one optionee during a calendar year shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock in respect of which any option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such option shall be increased or decreased proportionately and the purchase price per shall be decreased or increased proportionately so that the aggregate purchase price for all of the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

         In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an affiliate, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Plan. These adjustments shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

         Amendment. The Board may alter or amend the amended Plan but may not, without the approval of the stockholders of the Company, make any alteration or amendment thereof which operates to (i) abolish the Committee, change the qualifications of its members or withdraw the administration of the Plan from its supervision, (ii) increase the total number of shares of Common Stock for which options may be granted under the Plan, (iii) increase the total number of shares of Common Stock for which options may be granted under the Plan to any one employee during a calendar year, (iv) extend the term of the Plan or the maximum exercise period, (v) decrease the minimum purchase price, or (vi) materially modify the requirements as to eligibility for participation in the Plan.

         Effectiveness. The original Plan became effective, as of June 28, 1999, the date of its adoption by the Board. The amended Plan will become effective as of October 24, 2001, the date of its adoption by the Board, when it has been duly approved by the holders of the shares of Common Stock within twelve months after the date of adoption of the amended Plan by the Board. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from June 28, 1999, except with respect to outstanding options.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences and such consequences may be either more or less favorable than those described below depending on an employee's particular circumstances.

         Incentive Options. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the incentive option, the optionee will recognize long-term capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares, or if less (and if the disposition is a transaction in which loss, if sustained, would be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

         The excess of the fair market value of shares received upon the exercise of an incentive option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

         The Company is not entitled to a deduction upon the exercise of an incentive option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, the Company may however, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

         Nonqualified Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified option. Upon exercise of a nonqualified option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized upon the exercise of nonqualified options will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to the deduction limitations described below.

         The basis of shares transferred to an optionee pursuant to exercise of a nonqualified option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

         Limitations on Company's Compensation Deduction. Section 162(m) of the Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to the officers for the year exceeds $1 million, unless the compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. Compensation attributable to a stock option is deemed to satisfy the requirements for performance-based compensation if (i) the grant or award is made by the Committee; (ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. The Plan has been designed to enable awards of options granted by the Committee to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

         In addition, Section 280G of the Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Generally, excess parachute payments arise from certain payments made to disqualified individuals which are in the nature of compensation and are contingent on certain changes in ownership or control of the Company. Disqualified individuals for this purpose include certain employees and independent contractors who are officers, stockholders or highly-compensated individuals. Accelerated vesting or payment of awards under the Plan upon a change in ownership or control of the Company could result in excess parachute payments. In addition to the deduction limitation applicable to the Company, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

         ERISA. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.

REQUIRED AFFIRMATIVE VOTE

         Provided a quorum is present at the meeting, the affirmative vote of the holders of at least a majority of the shares of Common Stock of the Company present in person or represented by proxy shall be required to approve the amendment to the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENTS TO THE PLAN.

                                 PROPOSAL THREE

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           Based on the recommendation of the Audit Committee, Ernst & Young LLP, which has served as the Company's independent public accountants since the Company's inception, has been appointed by the Board of Directors to audit the financial statements of the Company for the year ending December 31, 2002, subject to the ratification of such appointment by the stockholders of the Company. Although it is not required to do so, the Board of Directors is submitting the selection of auditors for ratification in order to obtain the stockholders' approval of this appointment. The appointment of auditors will be approved by a vote of a majority of the holders of shares of Common Stock having voting power present in person or represented by proxy. If the selection is not ratified, the Board of Directors will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

AUDIT FEES

           For the year ended December 31, 2001, the Company paid Ernst & Young LLP a total audit fee of $117,000. The audit fee covers the (i) annual audit of the Company's financial statements included in the Company's Form 10-K, and (ii) review of the Company's quarterly reports on Form 10-Q for the year ended December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

           Ernst & Young LLP did not perform any financial information systems design and implementation services for the Company during the year ended December 31, 2001.

ALL OTHER FEES

           The Company paid $58,200 for tax services and $20,500 for other non-audit services rendered by Ernst & Young LLP during the year ended December 31, 2001. The Audit Committee considered the tax and other non-audit services rendered by Ernst & Young LLP and concluded that the services were compatible with maintaining Ernst & Young LLP's independence.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002


                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

           It is contemplated that the 2003 annual meeting of Stockholders of the Company will take place during the first week of May 2003. Stockholder proposals for inclusion in the Company's proxy materials for the 2003 annual meeting of Stockholders must be received by the Company at its offices in McKinney, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date that is one year after this proxy Statement is first distributed to stockholders (December 5, 2002); provided, that if the 2003 annual meeting of Stockholders is changed by more than 30 days from the presently contemplated date, then proposals must be received a reasonable time in advance of the meeting.

           The Board of Directors does not intend to present any other matters at the meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2001, all of its directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                  ANNUAL REPORT

         The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 2001 Annual Report of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon written request to the Company, Encore Wire Corporation, 1410 Millwood Road, McKinney, Texas, 75069, Attention: Corporate Secretary.

                                        By Order of the Board of Directors




                                        Frank J. Bilban,
                                        Vice President - Finance,
                                        Treasurer and Secretary

                                     ANNEX A


                             ENCORE WIRE CORPORATION

                          AMENDED AND RESTATED CHARTER
                                     OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.         PURPOSE

This Charter ("Charter") shall govern the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Encore Wire Corporation, a Delaware corporation (the "Corporation"). The purpose of the Charter is to assist and direct the Board in fulfilling its oversight responsibilities by conducting reviews of: (i) financial statements and reports distributed by the Corporation to its stockholders, governmental authorities and the investment community; (ii) the Corporation's systems of internal controls regarding finance and accounting; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary responsibilities are to:

         o Monitor the Corporation's financial reporting processes and systems of internal controls regarding finance and accounting;

         o Monitor the independence and performance of the Corporation's independent auditors; and

         o Provide an avenue of communication among the Board, the independent auditors, and the executive and financial management of the Corporation.

In discharging duties, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation and authority to retain outside counsel or other experts to assist the Committee.

II.      COMPOSITION

The Committee shall be comprised of at least three directors, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of such person's independent judgment as a member of the Committee. Each member of the Committee shall meet all requirements for independence promulgated by the National Association of Securities Dealers, as applicable to the Corporation. Each member shall be able to read and understand fundamental financial statements, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience or background.

The Board shall elect Members of the Committee at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.

III.       MEETINGS

The Committee shall meet at least four times annually and more frequently if circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the independent auditors and management to review the Corporation's interim financial statements in accordance with Section V.2., below. The Committee shall meet at least annually with management and the independent auditors in accordance with Section V.3., below. Such meetings and communications shall be conducted either in person or by telephone conference call and shall be separate or together, at the discretion of the Committee.

IV.        ACCOUNTABILITY

The independent auditor's shall be ultimately accountable to the Board and the Committee as representatives of the Corporation's stockholders. The Committee shall have authority and responsibility with respect to the evaluation of the independent auditors and with respect to recommendations as to the selection and replacement of the independent auditors.

V.         RESPONSIBILITIES

The Committee shall be responsible for the oversight of the Corporation's financial reporting process on behalf of the Board and reporting the results of such oversight activities to the Board and to the stockholders of the Corporation. Management shall be responsible for preparing the Corporation's financial statements and implementing internal controls. The independent auditors are responsible for auditing the financial statements and assessing the effectiveness of the internal controls. The Committee's job is one of oversight, and the review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. Because management and the independent auditors spend more time preparing and auditing the Company's financial statements and have more knowledge and detailed information about the Company than the Committee, the Committee is not responsible for providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. To fulfill its responsibilities the Committee shall:

           DOCUMENTS/REPORTS REVIEW

         1. Review and reassess the adequacy of this Charter, at least annually, as conditions dictate.

         2. Prior to filing, review and discuss each Form 10-Q Quarterly Report for the Corporation with management and the independent auditors, with specific attention to those matters required to be discussed by Statement on Auditing Standards No. 61.

         3. Prior to filing, review and discuss the audited financial statements of the Corporation with management and the independent auditors, with specific attention to those matters required to be discussed by Statement on Auditing Standards No. 61.

         4. Receive the formal written statement required by Independence Standards Board Standard No. 1 from the independent auditors and discuss with them such statement and their independence from management and the Corporation.

         5. Based on the review and discussions set forth above, determine whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         6. Ascertain whether the members of the Committee continue to be independent (as heretofore defined) with respect to management and the Corporation.

         7. Review as received the regular internal reports to management prepared by the financial staff and discuss them with management as necessary.

         INDEPENDENT AUDITORS

         8. Receive the written disclosures and the letter required by Independence Standards Board Standard No. 1 from the independent auditors and discuss with them the disclosures, the letter and their independence. Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. Consider, as referenced in the SEC's rules relating to proxy statement disclosure, whether the provision of non-audit services by the independent auditors is compatible with maintaining the independent auditor's independence. Recommend, if appropriate, that the Board take appropriate action in response to the independent auditors' written disclosures to satisfy itself of the independent auditors' independence.

         9. Prior to commencement of work on the annual audit by the independent auditors, discuss with them the overall scope and plan for their audit and discuss with management and the independent auditors the adequacy and effectiveness of the Corporation's accounting and financial controls.

         10. Review and recommend annually to the Board the selection of the Corporation's independent auditors.

           FINANCIAL REPORTING PROCESSES

         11. Review and discuss with the independent auditors their evaluation of the Corporation's financial reporting processes, both internal and external.

         12. Review and discuss with the independent auditors' their judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

           PROCESS IMPROVEMENT

         13. Review and discuss with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.

           LEGAL MATTERS

         14. Review, with the Corporation's outside counsel (i) legal compliance matters and (ii) other legal matters that could have an impact on the Corporation's financial statements.

                                     ANNEX B

                             ENCORE WIRE CORPORATION

                             1999 STOCK OPTION PLAN*


         Section 1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected Employees of the Company and its Affiliates and giving such Employees the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

         Section 2. Definitions. As used herein the following terms have the following meanings:

                  (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Section 424(e) and (f) of the Code. (A corporation includes any business entity that elects to be classified as an association for federal tax purposes or that otherwise is a corporation for federal tax purposes.)

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.


                  (d) "Committee" means the Compensation Committee of the Board, each member of which shall be a 'non-employee director' within the meaning of Rule 16B-3 under the Securities Exchange Act of 1934, as amended, and an 'outside director' within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code.


                  (e) "Common Stock" means the $.01 par value Common Stock of the Company.

                  (f) "Company" means Encore Wire Corporation, a Delaware corporation.

                  (g) "Employee" means any regular salaried officer or employee of the Company or an Affiliate, including such officers or employees who are also members of the Board.

                  (h) "Fair Market Value" means the closing sales price of the Common Stock on the date in question (or if there is no reported sale on such date, then on the last preceding date on which a report of sale occurred) as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or on any national securities exchange on which the Common Stock is then traded; or if the Common Stock is not listed or admitted to trading on any such exchange and is not listed as a national market security on NASDAQ, but is quoted on NASDAQ (or any similar system), "Fair Market Value" shall mean the average of the closing high bid and low ask prices of the Common Stock on such system on the date in question.

                  (i) "Options" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

                  (j) "Optionee" means an Employee who has been granted an Option under the Plan.


                  (k) "Plan" means this Encore Wire Corporation 1999 Stock Option Plan, as amended October 24, 2001



----------

* Language added by amendment adopted by the Board of Directors October 24, 2001 is underscored. Deleted language is struck through.

         Section 3. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 600,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan. The maximum number of shares of Common Stock for which options may be granted under the Plan to any one Employee during a calendar year is 100,000.



         Section 4. Administration of the Plan.

                  (a) The Plan shall be administered by the Committee. Each member of the Committee shall be appointed by the Board. The Board shall have the sole continuing authority to appoint members of the Committee, both in substitution for members previously appointed and to fill vacancies.

                  (b) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan, including the authority to place restrictions on the shares of Common Stock to be purchased pursuant to an Option, and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

                  (c) Notwithstanding the authority hereby delegated to the Committee to grant Options to Employees under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant options to Employees under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of Options granted to Employees under the Plan and the form of option agreements evidencing Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan; provided, however, that the Board shall not grant any Option to any officer (as defined in Rule 16B-3) of the Company or to any Employee who is also a member of the Board or to any "covered employee" within the meaning of Section 162(m) of the Code, except upon, and strictly in accordance with, a recommendation of the Committee regarding the number of shares covered by, and the recipient, timing, exercise price and other terms of, such Option.

                  (d) No member of the Committee shall be eligible to receive an Option.

         Section 5. Grant of Options. At any time and from time to time during the duration of the Plan and subject to the express provisions thereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Committee, in its discretion, may designate any Option so granted as an incentive stock option intended to qualify under Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination.

         Section 6. Option Price. The purchase price per share of Common Stock under each Option shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant. Upon exercise of an Option, the purchase price shall be paid in full in cash, or if to the extent provided for under the option agreement for such Option, in cash and or by delivery of shares of Common Stock already owned by the Optionee, held for at least six months free of any restriction, and having an aggregate Fair Market Value equal to the purchase price. The proceeds of such sale shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of any federal, state or local taxes required by law to be withheld in connection with such exercise.


         Section 7. Option Period and Terms of Exercise of Options. Except as otherwise provided for herein, each Option granted under the Plan shall be exercisable during such period commencing on or after the expiration of one year from the date of the grant of such Option as the Committee shall determine; provided that the otherwise unexpired portion of any Option shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of three months from the date of the termination of the Optionee's employment with the Company or an Affiliate for any reason other than death or disability, or (ii) the expiration of one year from the date of the termination of the Optionee's employment with the Company or an Affiliate by reason of death or disability. Anything herein to the contrary notwithstanding the otherwise unexpired portion of any Option granted hereunder shall expire and become null and void immediately upon Optionee's termination of employment with the Company or an Affiliate by reason of such Optionee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate. Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant. Under the provisions of any option agreement evidencing an Option, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of this Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any Option to any date following the date of grant.

         Section 8. Nontransferability of Options. An Option granted under the Plan shall be transferable by the Optionee only by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

         Section 9. Termination of Employment. Transfers of employment between the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of this Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.


         Section 10. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan and the maximum number of shares as to which an Option or Options may be granted to any one Optionee during a calendar year shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock in respect of which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per SHARE shall be decreased or increased proportionately so that the aggregate purchase price for all of the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.


         In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company or an Affiliate, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.


         Section 11. Amendment and Termination of the Plan. Subject to the right of the Board to terminate the plan prior thereto, the Plan shall terminate at the expiration of ten years from June 28, 1999, the date of adoption of the Plan by the Board. No Options may be granted after termination of the Plan. The Board may alter or amend the plan but may not without the approval of the stockholders of the Company make any alteration or amendment thereof which operates (i) to abolish the Committee, change the qualifications of its members or withdraw the administration of the Plan from its supervision, (ii) to increase the total number of shares of Common Stock for which options may be granted under the Plan (other than as provided in Section 10 hereof), (iii) to increase the maximum number of shares of Common Stock for which options may be granted under the plan (other than as provided in section 10 hereof), to any one Employee during a calendar year, (iv) to extend the term of the Plan or the maximum exercise period provided in Section 7 hereof, (v) to decrease the minimum purchase price provided in Section 6 hereof (other than as provided in Section 10 hereof), or
(vi) to materially modify the requirements as to eligibility for participation in the Plan.


         No termination or amendment of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

         Section 12. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

         Section 13. Effective Date of the Plan. The Plan shall become effective, as of the date of its adoption by the Board, when it has been duly approved by the unanimous written consent of the holders of the shares of Common Stock in accordance with applicable law within twelve months after the date of adoption of the Plan by the Board. If the Plan is not so approved, the Plan shall terminate and any Option granted hereunder shall be null and void.

         Section 14. Gender. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.


OCTOBER 24, 2001

                            ENCORE WIRE CORPORATION

                                 ANNUAL MEETING
                                  MAY 7, 2002

                 THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints VINCENT A. REGO, DANIEL L. JONES and FRANK J. BILBAN, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of common stock of ENCORE WIRE CORPORATION (the "Company") held of record by the undersigned on March 8, 2002, at the annual meeting of stockholders to be held on May 7, 2002 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR ELECTION AS DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            ENCORE WIRE CORPORATION

                                  MAY 7, 2002



                                     o Please Detach and Mail in the Envelope Provided o
------------------------------------------------------------------------------------------------------------------------------------
A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

              FOR all nominees           WITHHOLD
               listed at right           AUTHORITY
            (except as marked     to vote for all nominees
              to the contrary)        listed at right.
1. ELECTION                                                                                                   FOR  AGAINST  ABSTAIN
   OF              [ ]                    [ ]     NOMINEES: Vincent A. Rego     2. PROPOSAL TO APPROVE THE    [ ]    [ ]      [ ]
   DIRECTORS:                                               Donald E. Courtney     AMENDMENT TO THE COMPANY'S
                                                            Daniel L. Jones        1999 STOCK OPTION PLAN.
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR             John P. Pringle
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE           William R. Thomas   3. PROPOSAL TO RATIFY THE
NOMINEE'S NAME IN THE LIST RIGHT.)                          John H. Wilson         APPOINTMENT OF ERNST &
                                                            Joseph M. Brito        YOUNG LLP AS INDEPENDENT   [ ]    [ ]      [ ]
                                                            Scott D. Weaver        AUDITORS OF THE COMPANY
                                                                                   FOR THE FISCAL YEAR
                                                                                   ENDING DECEMBER 31, 2002:

                                                                                4. The above-named attorney and proxy (or his
                                                                                   substitute) is authorized to vote in his
                                                                                   discretion upon such other business as may
                                                                                   properly come before the meeting or any
                                                                                   adjournment thereof.

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                                PROMPTLY USING THE ENCLOSED ENVELOPE

Signature                                             Signature if held jointly                                Date           , 2002
         --------------------------------------------                          -------------------------------     -----------

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.